UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2020

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2020

Semiannual Report

to Shareholders

DWS ESG International Core Equity Fund

(formerly DWS European Equity Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
7	Portfolio Management Team
8	Portfolio Summary
10	Investment Portfolio
15	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets

19	Financial Highlights
23	Notes to Financial Statements
35	Information About Your Fund’s Expenses
37	Liquidity Risk Management
38	Advisory Agreement Board Considerations and Fee Evaluation
43	Account Management Resources
45	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in securities that meet ESG criteria may result in the Fund forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS ESG International Core Equity Fund

Letter to Shareholders

Dear Shareholder:

After a strong start to the year, markets have been roiled by the novel coronavirus (COVID-19) and turbulence in the oil sector. These sudden disruptions not only quashed hopes for growth, but also triggered a sharp correction in late February and into March.

Prior to this development, our CIO Office had been tactically cautious on stocks for several months. While the coronavirus was an unexpected catalyst of the market correction, our economists believe that markets, after the historic sell-off, reflect the new situation adequately.

In the short term, we do not rule out further market downside and volatility. However, we believe that a return to pre-crisis activity levels could potentially occur late this year or, more likely, in the first half of 2021. Fiscal and monetary stimulus by central banks are likely to support the markets and, of course, positive news on the containment of the coronavirus should do so as well. Most cities and institutions around the world are putting prevention over production. Local actions and the Federal 30-day U.S. travel ban to and from Europe and parts of Asia will have a substantial impact on supply and demand.

As businesses return to normal operations, our CIO believes the shock and economic downturn caused by COVID-19 should create less damage to S&P profits than past recessions. Meanwhile, because the financial system can largely operate in the electronic world and because the balance sheets of banks and much of corporate America were healthy before the pandemic, we expect the extension and drawdown of credit to be the economy’s lifeline until recovery begins.

While it is natural to be concerned, we caution against making any long-term decisions based on short-term disruptions. This is a good time to talk with a trusted advisor about any concerns before making a change to a personal investment strategy.

Our CIO Office is closely monitoring the situation and providing frequent updates on the “Insights” section of our Web site, dws.com.

Thank you for trusting DWS to help serve your investment needs. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS ESG International Core Equity Fund	|	3

Performance Summary	February 29, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 2/29/20
Unadjusted for Sales Charge	0.70%	4.55%	1.51%	2.71%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.09%	–1.46%	0.32%	1.57%
MSCI EAFE Index†	–0.91%	–0.57%	1.96%	2.70%
MSCI Europe Index††	–1.12%	–0.64%	1.27%	2.09%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		25.73%	5.01%	4.59%
Adjusted for the Maximum Sales Charge (max 5.75% load)		18.50%	3.78%	3.39%
MSCI EAFE Index†		22.01%	5.67%	5.14%
MSCI Europe Index††		23.77%	5.06%	4.63%

Class C	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 2/29/20
Unadjusted for Sales Charge	0.35%	3.79%	0.75%	1.95%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.63%	3.79%	0.75%	1.95%
MSCI EAFE Index†	–0.91%	–0.57%	1.96%	2.70%
MSCI Europe Index††	–1.12%	–0.64%	1.27%	2.09%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		24.71%	4.24%	3.82%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		24.71%	4.24%	3.82%
MSCI EAFE Index†		22.01%	5.67%	5.14%
MSCI Europe Index††		23.77%	5.06%	4.63%

Class S	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 2/29/20
No Sales Charges	0.82%	4.76%	1.69%	2.88%
MSCI EAFE Index†	–0.91%	–0.57%	1.96%	2.70%
MSCI Europe Index††	–1.12%	–0.64%	1.27%	2.09%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		25.92%	5.19%	4.76%
MSCI EAFE Index†		22.01%	5.67%	5.14%
MSCI Europe Index††		23.77%	5.06%	4.63%

4	|	DWS ESG International Core Equity Fund

Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*

Average Annual Total Returns as of 2/29/20
No Sales Charges	0.79%	4.81%	1.76%	2.97%
MSCI EAFE Index†	–0.91%	–0.57%	1.96%	2.70%
MSCI Europe Index††	–1.12%	–0.64%	1.27%	2.09%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		26.02%	5.29%	4.86%
MSCI EAFE Index†		22.01%	5.67%	5.14%
MSCI Europe Index††		23.77%	5.06%	4.63%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.82%, 2.57%, 1.63% and 1.49% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to October 1, 2019, the Fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS ESG International Core Equity Fund	|	5

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on November 11, 2014.

†

The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

††

MSCI Europe Index is an unmanaged equity index which captures large and mid-capitalization representation across 15 developed markets countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

On October 1, 2019, MSCI EAFE Index replaced the MSCI Europe Index as the fund’s principal benchmark index because the Advisor believes the MSCI EAFE Index more accurately reflects the fund’s current investment strategies.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class

Net Asset Value
2/29/20	$10.90	$10.71	$10.93	$10.96
8/31/19	$11.13	$10.89	$11.18	$11.21

Distribution Information as of 2/29/20
Income Dividends, Six Months	$0.33	$0.24	$0.36	$0.37

6	|	DWS ESG International Core Equity Fund

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

–	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.

–	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Arno V. Puskar, Director

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–	Joined DWS in 1987.

–	Portfolio Manager for US Equities and Quantitative Analyst: New York.

–	BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.

DWS ESG International Core Equity Fund	|	7

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	2/29/20	8/31/19
Common Stocks	100%	99%
Preferred Stocks	0%	—
Cash Equivalents	0%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	2/29/20	8/31/19
Japan	19%	—
Switzerland	14%	13%
France	13%	26%
United Kingdom	12%	13%
Netherlands	9%	12%
Germany	9%	17%
Sweden	6%	3%
Spain	5%	6%
Finland	3%	2%
Denmark	2%	2%
Norway	2%	2%
Italy	2%	1%
Ireland	1%	2%
Australia	1%	—
Portugal	1%	1%
Belgium	1%	—
Singapore	0%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	2/29/20	8/31/19
Financials	17%	14%
Industrials	15%	17%
Health Care	13%	11%
Consumer Staples	12%	19%
Consumer Discretionary	11%	11%
Information Technology	7%	12%
Materials	6%	8%
Communication Services	6%	—
Energy	5%	5%
Utilities	4%	3%
Real Estate	4%	—
	100%	100%

8	|	DWS ESG International Core Equity Fund

Currency Exposure* (As a % of Investment Portfolio)	2/29/20	8/31/19
Euro	42%	54%
Japanese Yen	19%	—
British Pound	13%	26%
Swiss Franc	13%	13%
Swedish Krona	6%	3%
Danish Krone	3%	2%
Norwegian Krone	2%	2%
Australian Dollar	1%	—
Singapore Dollar	1%	—
United States Dollar	0%	0%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Ten Largest Common Stocks at February 29, 2020 (26.1% of Net Assets)		Country	Percent
1	Nestle SA	Switzerland	4.3%
	Multinational company that markets a wide range of food products
2	Iberdrola SA	Spain	3.0%
	Generates, distributes, trades and markets electricity
3	Neste Oyj	Finland	2.6%
	Oil refining and marketing services
4	Novo Nordisk AS	Denmark	2.5%
	Developer of pharmaceutical products
5	Allianz SE	Germany	2.5%
	Provider of multi-line insurance services
6	BNP Paribas SA	France	2.3%
	Provider of banking services
7	Sika AG	Switzerland	2.3%
	Manufactures construction materials and offers related services
8	Compass Group PLC	United Kingdom	2.2%
	Provides catering and support services
9	Koninklijke DSM NV	Netherlands	2.2%
	Develops and produces chemical products
10	Prudential PLC	United Kingdom	2.2%
	Provider of a broad range of financial services

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 44 for contact information.

DWS ESG International Core Equity Fund	|	9

Investment Portfolio	as of February 29, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 105.3%
Australia 1.0%
Sydney Airport (Units) (Cost $200,696)	34,447	174,104

Belgium 0.6%
KBC Group NV (Cost $98,508)	1,431	94,749

Denmark 2.5%
Novo Nordisk AS ‘‘B” (Cost $351,918)	7,422	433,805

Finland 2.6%
Neste Oyj (Cost $291,448)	11,260	445,156

France 13.8%

BNP Paribas SA	8,319	404,303

Bureau Veritas SA	6,246	152,705

Capgemini SE	2,801	306,760

Cie de Saint-Gobain	5,147	180,467

Danone SA	2,497	175,943

Kering SA	368	206,898

LVMH Moet Hennessy Louis Vuitton SE	677	278,876

SEB SA	2,446	323,254

Worldline SA 144A*	4,583	349,879

(Cost $2,190,139)		2,379,085

Germany 9.0%

Allianz SE (Registered)	1,971	425,150

BASF SE	2,118	124,820

Deutsche Boerse AG	1,053	165,796

LANXESS AG	4,421	232,738

Merck KGaA	2,457	296,190

Puma SE	3,916	300,476

(Cost $1,274,645)		1,545,170

Ireland 1.3%
Kingspan Group PLC (Cost $199,653)	3,549	224,417

Italy 2.1%
Moncler SpA (Cost $129,875)	9,137	356,592

Japan 20.3%

Aeon Mall Co., Ltd.	5,500	77,472

AGC, Inc.	5,900	164,996

Astellas Pharma, Inc.	6,000	93,725

Central Japan Railway Co.	900	146,347

Chugai Pharmaceutical Co., Ltd.	1,200	129,767

CyberAgent, Inc.	3,200	120,250

The accompanying notes are an integral part of the financial statements.

10	|	DWS ESG International Core Equity Fund

	Shares	Value ($)

Daiwa House REIT Investment Corp. (REIT)	35	87,311

Dentsu Group, Inc.	2,900	74,228

Japan Airlines Co., Ltd.	5,900	144,725

Japan Prime Realty Investment Corp. (REIT)	21	92,564

Japan Real Estate Investment Corp. (REIT)	14	95,450

Japan Retail Fund Investment Corp. (REIT)	64	121,680

KDDI Corp.	3,700	104,524

Marubeni Corp.	27,700	181,294

Mitsubishi Corp.	11,700	288,594

Mitsubishi Electric Corp.	9,100	112,822

Mitsubishi UFJ Financial Group, Inc.	27,100	131,021

Nippon Telegraph & Telephone Corp.	4,200	97,976

NTT DoCoMo, Inc.	3,800	102,556

Shionogi & Co., Ltd.	1,700	90,698

Softbank Corp.	7,300	95,276

SoftBank Group Corp.	2,800	129,136

Sumitomo Mitsui Financial Group, Inc.	8,200	264,384

Sumitomo Mitsui Trust Holdings, Inc.	4,000	135,448

Takeda Pharmaceutical Co., Ltd.	2,700	93,481

Terumo Corp.	5,100	162,981

Toshiba Corp.	3,100	83,435

United Urban Investment Corp. (REIT)	48	76,543

(Cost $3,729,846)		3,498,684

Netherlands 9.9%

ASML Holding NV	987	270,650

Heineken NV	3,621	360,527

ING Groep NV	28,361	268,404

Koninklijke DSM NV	3,355	377,290

Koninklijke Philips NV	4,835	206,425

Royal Dutch Shell PLC “A”	10,515	227,151

(Cost $1,606,235)		1,710,447

Norway 2.2%
DNB ASA (Cost $384,811)	22,368	371,998

Portugal 1.0%
Galp Energia, SGPS, SA (Cost $187,764)	12,432	171,294

Singapore 0.5%
ComfortDelGro Corp., Ltd. (Cost $97,793)	55,300	77,501

Spain 5.0%

Ferrovial SA	3,409	97,837

Grifols SA	7,265	232,570

Iberdrola SA	45,797	523,112

(Cost $645,480)		853,519

The accompanying notes are an integral part of the financial statements.

DWS ESG International Core Equity Fund	|	11

	Shares	Value ($)
Sweden 6.6%

Assa Abloy AB “B”	8,000	179,825

Epiroc AB “A”	8,934	103,089

Hexagon AB “B”	3,121	167,254

Skanska AB “B”	4,684	101,971

Swedbank AB “A”	19,312	292,059

Swedish Match AB	4,628	270,455

Tele2 AB “B”	1,396	20,303

(Cost $1,118,247)		1,134,956

Switzerland 14.0%

Kuehne & Nagel International AG (Registered)	664	97,092

Lonza Group AG (Registered)*	679	270,880

Nestle SA (Registered)	7,190	738,183

Schindler Holding AG	439	97,796

Sika AG (Registered)	2,177	388,067

Straumann Holding AG (Registered)	382	357,300

Swiss Life Holding AG (Registered)	200	91,364

Swiss Prime Site AG (Registered)*	969	116,693

Temenos AG (Registered)*	1,103	157,243

Zurich Insurance Group AG	252	97,408

(Cost $1,806,430)		2,412,026

United Kingdom 12.9%

Auto Trader Group PLC 144A	14,169	94,612

British American Tobacco PLC	8,422	331,086

BT Group PLC	40,672	73,663

Compass Group PLC	17,209	379,015

Diageo PLC	9,863	350,382

ITV PLC	57,304	86,344

M&G PLC*	22,633	58,034

National Grid PLC	7,932	100,115

Prudential PLC	22,633	372,672

RELX PLC	8,293	198,864

SSE PLC	5,191	101,504

WPP PLC	7,682	74,129

(Cost $2,294,896)		2,220,420
Total Common Stocks (Cost $16,608,384)		18,103,923

Preferred Stocks 0.4%
Germany
Porsche Automobil Holding SE (Cost $100,335)	1,324	82,311

The accompanying notes are an integral part of the financial statements.

12	|	DWS ESG International Core Equity Fund

	Shares	Value ($)

Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 1.65% (a) (Cost $10,348)	10,348	10,348

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $16,719,067)	105.8	18,196,582
Other Assets and Liabilities, Net	(5.8)	(1,000,998)

Net Assets	100.0	17,195,584

A summary of the Fund’s transactions with affiliated investments during the period ended February 29, 2020 are as follows:

Value ($) at 8/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 2/29/2020	Value ($) at 2/29/2020
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (a) (b)
—	—	—	—	—	5,860	—	—	—
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 1.65% (a)
162,297	6,061,745	6,213,694	—	—	1,686	—	10,348	10,348
162,297	6,061,745	6,213,694	—	—	7,546	—	10,348	10,348

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Purchases and sales are not shown for securities lending collateral.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

DWS ESG International Core Equity Fund	|	13

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$174,104	$—	$174,104
Belgium	—	94,749	—	94,749
Denmark	—	433,805	—	433,805
Finland	—	445,156	—	445,156
France	—	2,379,085	—	2,379,085
Germany	—	1,545,170	—	1,545,170
Ireland	—	224,417	—	224,417
Italy	—	356,592	—	356,592
Japan	—	3,498,684	—	3,498,684
Netherlands	—	1,710,447	—	1,710,447
Norway	—	371,998	—	371,998
Portugal	—	171,294	—	171,294
Singapore	—	77,501	—	77,501
Spain	—	853,519	—	853,519
Sweden	—	1,134,956	—	1,134,956
Switzerland	—	2,412,026	—	2,412,026
United Kingdom	—	2,220,420	—	2,220,420
Preferred Stocks	—	82,311	—	82,311
Short-Term Investments	10,348	—	—	10,348
Total	$10,348	$18,186,234	$—	$18,196,582

The accompanying notes are an integral part of the financial statements.

14	|	DWS ESG International Core Equity Fund

Statement of Assets and Liabilities

as of February 29, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $16,708,719)	$18,186,234
Investment in DWS Central Cash Management Government Fund (cost $10,348)	10,348
Cash	1
Foreign currency, at value (cost $139,588)	140,020
Receivable for Fund shares sold	562,046
Dividends receivable	21,359
Interest receivable	71
Foreign taxes recoverable	168,691
Other assets	31,520
Total assets	19,120,290

Liabilities
Payable for Fund shares redeemed	1,821,234
Accrued Directors’ fees	1,510
Other accrued expenses and payables	101,962
Total liabilities	1,924,706
Net assets, at value	$17,195,584

Net Assets Consist of
Distributable earnings (loss)	(10,513,947)
Paid-in capital	27,709,531
Net assets, at value	$17,195,584

The accompanying notes are an integral part of the financial statements.

DWS ESG International Core Equity Fund	|	15

Statement of Assets and Liabilities as of February 29, 2020 (Unaudited) (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($3,291,795 ÷ 302,011 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.90

Maximum offering price per share (100 ÷ 94.25 of $10.90)	$11.56
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,599,447 ÷ 149,322 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.71
Class S

Net Asset Value, offering and redemption price per share ($4,415,434 ÷ 403,896 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.93
Institutional Class

Net Asset Value, offering and redemption price per share ($7,888,908 ÷ 719,473 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.96

The accompanying notes are an integral part of the financial statements.

16	|	DWS ESG International Core Equity Fund

Statement of Operations

for the six months ended February 29, 2020 (Unaudited)

Investment Income
Income:

Dividends (net of foreign taxes withheld of $8,880)	$108,537
Income distributions — DWS Central Cash Management Government Fund	1,686
Securities lending income, net of borrower rebates	5,860
Total income	116,083
Expenses:
Management fee	81,638
Administration fee	12,560
Services to shareholders	15,475
Distribution and service fees	12,842
Custodian fee	25,212
Professional fees	45,843
Reports to shareholders	21,053
Registration fees	28,019
Directors’ fees and expenses	1,837
Other	9,508
Total expenses before expense reductions	253,987
Expense reductions	(129,465)
Total expenses after expense reductions	124,522
Net investment income (loss)	(8,439)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,842,520
Futures	12,440
Forward foreign currency contracts	55,003
Foreign currency	(17,976)
Payments by affiliates (see Note G)	4,436
2,896,423
Change in net unrealized appreciation (depreciation) on:
Investments	(2,115,487)
Futures	7,748
Forward foreign currency contracts	(4,173)
Foreign currency	5,615
(2,106,297)
Net gain (loss)	790,126
Net increase (decrease) in net assets resulting from operations	$781,687

The accompanying notes are an integral part of the financial statements.

DWS ESG International Core Equity Fund	|	17

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019

Operations:

Net investment income (loss)	$(8,439)	$613,767
Net realized gain (loss)	2,896,423	(2,326,170)
Change in net unrealized appreciation (depreciation)	(2,106,297)	(3,157,789)
Net increase (decrease) in net assets resulting from operations	781,687	(4,870,192)
Distributions to shareholders:

Class A	(101,070)	(124,056)
Class C	(35,614)	(33,981)
Class S	(146,501)	(544,079)
Institutional Class	(408,874)	(249,633)
Total distributions	(692,059)	(951,749)
Fund share transactions:

Proceeds from shares sold	2,575,894	34,606,179
Reinvestment of distributions	686,604	948,256
Payments for shares redeemed	(18,451,937)	(52,605,983)
Net increase (decrease) in net assets from Fund share transactions	(15,189,439)	(17,051,548)
Increase (decrease) in net assets	(15,099,811)	(22,873,489)
Net assets at beginning of period	32,295,395	55,168,884

Net assets at end of period	$17,195,584	$32,295,395

The accompanying notes are an integral part of the financial statements.

18	|	DWS ESG International Core Equity Fund

Financial Highlights

	Six Months Ended 2/29/20		Years Ended August 31,						Period Ended
Class A	(Unaudited)		2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.13		$12.19	$11.74		$9.53		$10.18	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	(.01)		.16	.18		.07		.16	.18
Net realized and unrealized gain (loss)	.11		(1.02)	.27		2.14		(.74)	(.01)
Total from investment operations	.10		(.86)	.45		2.21		(.58)	.17
Less distributions from:

Net investment income	(.33)		(.20)	—		—		(.07)	—
Redemption fees	—		—	—		.00	***	.00 ***	.01
Net asset value, end of period	$10.90		$11.13	$12.19		$11.74		$9.53	$10.18
Total Return (%)[c]	.70	d**	(6.75)[d]	3.83	[d]	23.19	[d]	(5.76)	1.80	d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4	9		8		22	14
Ratio of expenses before expense reductions (%)	2.20	*	1.82	1.52		1.92		1.50	2.39	*
Ratio of expenses after expense reductions (%)	1.12	*	1.13	1.12		1.48		1.50	1.53	*
Ratio of net investment income (loss) (%)	(.17	)*	1.44	1.47		.73		1.60	2.01	*
Portfolio turnover rate (%)	46	**	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS ESG International Core Equity Fund	|	19

	Six Months Ended 2/29/20		Years Ended August 31,						Period Ended
Class C	(Unaudited)		2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$10.89		$11.93	$11.57		$9.47		$10.12	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	(.05)		.06	.07		.03		.09	.05
Net realized and unrealized gain (loss)	.11		(.97)	.29		2.07		(.74)	.06
Total from investment operations	.06		(.91)	.36		2.10		(.65)	.11
Less distributions from:

Net investment income	(.24)		(.13)	—		—		—	—
Redemption fees	—		—	—		.00	***	.00 ***	.01
Net asset value, end of period	$10.71		$10.89	$11.93		$11.57		$9.47	$10.12
Total Return (%)[c]	.35	d**	(7.48)[d]	3.11	[d]	22.18	[d]	(6.42)	1.20	[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	4		4		6	3
Ratio of expenses before expense reductions (%)	2.92	*	2.57	2.30		2.72		2.22	3.16	*
Ratio of expenses after expense reductions (%)	1.87	*	1.88	1.87		2.20		2.22	2.29	*
Ratio of net investment income (loss) (%)	(.93	)*	.53	.58		.31		.90	.58	*
Portfolio turnover rate (%)	46	**	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

20	|	DWS ESG International Core Equity Fund

	Six Months Ended 2/29/20		Years Ended August 31,						Period Ended
Class S	(Unaudited)		2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.18		$12.24	$11.76		$9.53		$10.19	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	(.00	)***	.10	.25		.14		.15	.12
Net realized and unrealized gain (loss)	.11		(.94)	.23		2.09		(.72)	.06
Total from investment operations	.11		(.84)	.48		2.23		(.57)	.18
Less distributions from:
Net investment income	(.36)		(.22)	—		—		(.09)	—
Redemption fees	—		—	—		.00	***	.00 ***	.01
Net asset value, end of period	$10.93		$11.18	$12.24		$11.76		$9.53	$10.19
Total Return (%)	.82	c**	(6.60)[c]	4.08	[c]	23.40	[c]	(5.70)	1.90	[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		8	32		19		31	20
Ratio of expenses before expense reductions (%)	1.98	*	1.63	1.35		1.68		1.36	2.23	*
Ratio of expenses after expense reductions (%)	.92	*	.93	.92		1.28		1.36	1.37	*
Ratio of net investment income (loss) (%)	(.00	)d*	.89	2.00		1.35		1.56	1.44	*
Portfolio turnover rate (%)	46	**	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Amount is less than .005%

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS ESG International Core Equity Fund	|	21

	Six Months Ended 2/29/20		Years Ended August 31,						Period Ended
Institutional Class	(Unaudited)		2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.21		$12.28	$11.79		$9.55		$10.20	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	.00	***	.25	.18		.13		.20	.17
Net realized and unrealized gain (loss)	.12		(1.09)	.31		2.11		(.76)	.02
Total from investment operations	.12		(.84)	.49		2.24		(.56)	.19
Less distributions from:
Net investment income	(.37)		(.23)	—		—		(.09)	(.00	)***
Redemption fees	—		—	—		.00	***	.00 ***	.01
Net asset value, end of period	$10.96		$11.21	$12.28		$11.79		$9.55	$10.20
Total Return (%)	.79	c**	(6.52)[c]	4.16	[c]	23.46	[c]	(5.53)	2.01	[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		19	10		12		20	14
Ratio of expenses before expense reductions (%)	1.88	*	1.49	1.23		1.62		1.22	2.19	*
Ratio of expenses after expense reductions (%)	.87	*	.88	.87		1.21		1.22	1.30	*
Ratio of net investment income (loss) (%)	.04	*	2.28	1.49		1.29		2.03	1.95	*
Portfolio turnover rate (%)	46	**	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS ESG International Core Equity Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS ESG International Core Equity Fund (formerly DWS European Equity Fund) (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

DWS ESG International Core Equity Fund	|	23

includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity,

24	|	DWS ESG International Core Equity Fund

coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended February 29, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of February 29, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of February 29, 2020, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of

DWS ESG International Core Equity Fund	|	25

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $14,449,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At February 29, 2020, the aggregate cost of investments for federal income tax purposes was $17,151,591. The net unrealized appreciation for all investments based on tax cost was $1,044,991. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $2,357,892 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,312,901.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2019, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

26	|	DWS ESG International Core Equity Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended February 29, 2020, the Fund used futures contracts as a means of gaining exposure to a particular

DWS ESG International Core Equity Fund	|	27

asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of February 29, 2020. For the six months ended February 29, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $564,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the six months ended February 29, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on certain of its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

28	|	DWS ESG International Core Equity Fund

There were no open forward currency contracts as of February 29, 2020. For the six months ended February 29, 2020, the investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,898,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 29, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$12,440	$—	$12,440
Foreign Currency Contracts (b)	—	55,003	55,003
	$12,440	$55,003	$67,443

Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from futures

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (c)	$7,748	$—	$7,748
Foreign Currency Contracts (d)	—	(4,173)	(4,173)
	$7,748	$(4,173)	$3,575

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Change in net unrealized appreciation (depreciation) on futures

(d)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

C. Purchases and Sales of Securities

During the six months ended February 29, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $11,300,062 and $25,506,287, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

DWS ESG International Core Equity Fund	|	29

Prior to October 1, 2019, DWS International GmbH, an affiliate of DIMA, served as a subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the fund, compensated DWS International GmbH for the services it provided to the fund.

Under the Investment Management Agreement with the Advisor, the Fund pays the Advisor a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.65%.

For the period from September 1, 2019 through November 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.12%
Class C	1.87%
Class S	.92%
Institutional Class	.87%

For the six months ended February 29, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$19,133
Class C	9,101
Class S	32,882
Institutional Class	68,349
$129,465

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2020, the Administration Fee was $12,560, of which $1,679 is unpaid.

Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder

30	|	DWS ESG International Core Equity Fund

service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 29, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2020

Class A	$491	$216
Class C	91	34
Class S	728	216
Institutional Class	364	178
	$1,674	$644

In addition, for the six months ended February 29, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$2,328
Class C	855
Class S	4,502
Institutional Class	4,351
$12,036

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2020
Class C	$6,532	$1,036

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these

DWS ESG International Core Equity Fund	|	31

services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2020	Annualized Rate
Class A	$4,135	$1,543	.23%
Class C	2,175	721	.25%
	$6,310	$2,264

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2020 aggregated $12.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended February 29, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,059, of which $6,535 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management

32	|	DWS ESG International Core Equity Fund

fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2020.

F. Fund Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	10,276	$120,789	37,911	$398,696
Class C	254	2,959	16,416	163,633
Class S	17,480	207,074	1,471,588	15,652,763
Institutional Class	194,522	2,245,072	1,731,503	18,391,087
		$2,575,894		$34,606,179

Shares issued to shareholders in reinvestment of distributions
Class A	8,213	$97,324	12,799	$122,169
Class C	3,012	35,121	3,573	33,597
Class S	12,234	145,336	56,763	542,889
Institutional Class	34,297	408,823	26,016	249,601
		$686,604		$948,256

Shares redeemed
Class A	(30,960)	$(359,740)	(449,143)	$(4,970,215)
Class C	(9,897)	(115,074)	(165,566)	(1,740,755)
Class S	(332,331)	(3,918,501)	(3,475,834)	(36,211,259)
Institutional Class	(1,222,198)	(14,058,622)	(891,504)	(9,683,754)
		$(18,451,937)		$(52,605,983)

DWS ESG International Core Equity Fund	|	33

	Six Months Ended February 29, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(12,471)	$(141,627)	(398,433)	$(4,449,350)
Class C	(6,631)	(76,994)	(145,577)	(1,543,525)
Class S	(302,617)	(3,566,091)	(1,947,483)	(20,015,607)
Institutional Class	(993,379)	(11,404,727)	866,015	8,956,934
		$(15,189,439)		$(17,051,548)

G. Payments by Affiliates

During the period ended February 29, 2020, the Advisor agreed to reimburse the Fund $4,436 for commission costs incurred in connection with purchases and sales of portfolio assets due to certain changes in the principal investment strategy of the Fund. The amount reimbursed was 0.03% of the Fund’s average net assets.

H. Subsequent Event

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

34	|	DWS ESG International Core Equity Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2019 to

February 29, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS ESG International Core Equity Fund	|	35

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/20	$1,007.00	$1,003.50	$1,008.20	$1,007.90
Expenses Paid per $1,000*	$5.59	$9.32	$4.59	$4.34

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/20	$1,019.29	$1,015.56	$1,020.29	$1,020.54
Expenses Paid per $1,000*	$5.62	$9.37	$4.62	$4.37

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS ESG International Core Equity Fund	1.12%	1.87%	.92%	.87%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

36	|	DWS ESG International Core Equity Fund

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

DWS ESG International Core Equity Fund	|	37

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS ESG International Core Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain

38	|	DWS ESG International Core Equity Fund

invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2018. The Board noted

DWS ESG International Core Equity Fund	|	39

the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes to the Fund’s investment strategy effective October 1, 2019, including the incorporation of certain Environmental, Social and Corporate Governance (“ESG”) factors and considerations into the Fund’s investment strategy, and related changes to the Fund’s name and portfolio management team. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board considered that, effective July 1, 2017, the Fund adopted a revised management fee schedule reducing DIMA’s management fee under the Agreement by 0.15%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to

40	|	DWS ESG International Core Equity Fund

the Fund’s investment strategy as of April 9, 2019, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research

DWS ESG International Core Equity Fund	|	41

generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

42	|	DWS ESG International Core Equity Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS ESG International Core Equity Fund	|	43

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

44	|	DWS ESG International Core Equity Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

DWS ESG International Core Equity Fund	|	45

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

46	|	DWS ESG International Core Equity Fund

Notes

DEEF-3

(R-037943-6 4/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG International Core Equity Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	4/29/2020